UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 9, 2018

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Tel Aviv, Israel and Woodbury, New York. October 9, 2018 – Research Frontiers Inc. (Nasdaq: REFR) and Israel-based material science company Gauzy Ltd. announced today that Gauzy will be producing SPD-Smart light control film for the entire SPD-SmartGlass industry. The announcement came at a ceremony to celebrate the inauguration of Gauzy’s production line to produce SPD-Smart light control film in Tel Aviv-Jaffo where, along with Gauzy’s 65 employees, Gauzy CEO Eyal Peso and Research Frontiers CEO Joseph Harary, cut the ribbon on the new factory.

SPD-Smart light control film, invented and patented by Research Frontiers, is a key component in SPD-SmartGlass products. This film allows users to instantly, precisely and uniformly control the shading of glass or plastic products, either manually or automatically. Products using Research Frontiers’ smart glass technology are being used in tens of thousands of cars, aircraft, yachts, trains, homes, offices, museums and other buildings.

Eyal Peso, Founder and CEO of Gauzy, noted: “Our mission is to bring the best-performing and most innovative technology-based products to our customers worldwide. We saw a large market opportunity to expand beyond our liquid crystal film products used for privacy and projection applications, and to enter the rapidly expanding market for films that can also control light, heat and glare. Now, as market leaders in this area with Research Frontiers, Gauzy is ready to produce its SPD-Smart light control film technology in our factory, and we have made a substantial investment, not only in establishing a world class manufacturing facility to make SPD-Smart film for the entire smart glass industry, but also by hiring additional people and making a direct investment in Research Frontiers itself last month.”

Joseph M. Harary, President of Research Frontiers noted: “Gauzy has impressed us and our licensees from day one. They have a focused determination to quickly bring to market products that their customers value highly. They do this through innovation and investment in state-of-the art production processes, and the hiring of top engineers and scientists. Research Frontiers has been emphasizing the desirability for a wider and less expensive SPD-Smart light-control film than is currently being produced for the SPD-SmartGlass industry, especially for key emerging markets such as the architectural smart glass market. Our agreement with Gauzy has established aggressive cost reduction targets, and established short-term milestones for wider film, and if they meet these and other milestones, Gauzy will become an important supplier of SPD light-control film, a key component for the entire smart glass industry.”

Gauzy’s film production line has a capacity to produce up to 364 thousand square meters of film per year per shift. While current SPD-Smart film is being produced for the smart glass industry in rolls that are one meter wide, Gauzy’s initial production of SPD-Smart film later this year will be 1.2 meters wide, and next year they will be producing SPD film that is 1.5 meters wide. Gauzy will thereafter be able to produce SPD-Smart film that is the same 1.8 meter width that Gauzy currently produces for its PDLC film. By meeting these and other milestones, Gauzy has the ability to be one of only two manufacturers in full production of SPD-Smart film that is licensed by Research Frontiers to supply the entire SPD-SmartGlass industry for all markets, including automotive, aircraft, marine, museum and architectural.

The markets for SPD-Smart film are already well-established. Research Frontiers has licensed over 40 chemical, film, and glass companies which are selling products for the automotive, aircraft, marine, train, museum, train and consumer electronics industries. Gauzy’s established and growing network of over 55 glass fabricators worldwide brings additional synergies, infrastructure, and growth opportunities to the smart glass industry.

Research Frontiers patented SPD-SmartGlass technology is the same best-selling smart window technology that can be found on various car models from Daimler. The MAGIC SKY CONTROL feature, which is now in use on tens of thousands of Mercedes-Benz SLs, SLC/SLKs, Maybach and S-Class models around the world, uses patented SPD-SmartGlass technology developed by Research Frontiers to turn the roof transparent by electrically aligning tiny particles in a thin film within the glass. With the touch of a button, drivers and passengers can instantly change the tint of their roof to help keep out harsh sunlight and heat, and create an open-air feeling even when the sunroof is closed. Glass or plastic using Research Frontiers’ patented SPD-SmartGlass technology effectively blocks UV and infrared rays in both clear and darkly tinted modes, helping keep the cabin cooler, and protecting passengers and interiors while also enhancing security inside the vehicle. These benefits become even more important when a car uses large surface areas of glass, especially in warm climates.

Some of the other benefits of SPD-SmartGlass include significant heat reduction inside the vehicle (by up to 18ºF/10ºC), UV protection, glare control, reduced noise and reduced fuel consumption. Independent calculations also show that use of SPD-SmartGlass can reduce CO2 emissions by four grams per kilometer, and increase the driving range of electric vehicles by approximately 5.5 percent.

Shortly after its introduction into serial production in the automotive industry, SPD-SmartGlass has become standard equipment on many different aircraft, and is also used in residential and commercial architectural applications, in trains, yachts and other marine vehicles, in display applications, and to protect light-sensitive artwork and documents in major museums around the world.

Along with a best of breed R&D team, Gauzy also has an on-site production line with custom machinery for high quality products with on time delivery. Gauzy’s technology is featured in notable projects worldwide, including automotive collaborations with leading OEMs and Tier 1 suppliers, hotels, corporate offices, luxury residences, retail chains and consumer electronics.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated October 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: October 9, 2018